Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: September 21, 2009 - October 25, 2009

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

25-Oct-09

	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid	Control
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card	Disburse.
	Reconciliation	14200	27063	27064	FLT00—AR	63587	404875	404850	62771	62795	61059	61412

Balance as of 9/20/09	65,766,058	110,768	130,721	716,586	—	35,046,585	12,929,767	1,651,618	7,651	861	350,000	2,000,000

Receipts	3,006,398	2,611,087	(523,031)	817,787	—	68,604	107	16	—	—	4,534	25,964

Transfers In	24,212,196	—	9,262,299	6,022,000	3,176,777	484,320	3,230,000	2,000,000	36,800	—	—	—

Transfers Out	(24,212,196)	(2,692,456)	(5,952,000)	(2,526,120)	(2,876,699)	(3,214,320)	(3,650,000)	(1,300,000)	—	(600)	—	—

Disbursements	(7,286,007)	(20)	(2,633,100)	(4,682,636)	(300,077)	—	—	—	(40,389)	(100)	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	10,212

Balance as of 10/25/09	61,496,661.31	29,378	284,890	347,617	—	32,385,189	12,509,874	2,351,634	4,062	161	354,534	2,025,964

Balance from sub schedules	61,496,661	29,378	284,890	347,617	—	32,385,189	12,509,874	2,351,634	4,062	161	354,534	2,025,964
Variance	—	0.00	0.00	—	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	0.00	0.00	0.00	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward
Outstanding Checks 9/20/09		790,246.66
Total Check Disbursements in Oct-09		2,898,918.20
Cleared Checks from previous periods		(685,535.67)
Cleared Checks from current period		(2,583,698.10)
Additional voided checks issued prior to 9/21/09		(10,212.04)
Outstanding Checks 10/25/09		409,719.05
Total From I.B p3		409,719.05

	(N)	(O)	(P)	(Q)	(R)	(S)
	Utility	AIP	AIP	CAVCO		CMH
	Deposit	Deposit	Deposit	Deposit		Deposit		Variance	Variance	Adjusted
	61059	69758	69550	71799	BofA Escrow	71195	Total	MOR vs. Bank	reclass	Variance	Notes

Balance as of 9/20/09	200,000	2,000,000	100,000	1,000,000	10,295,000	16,746	66,556,305	790,247	(790,247)	—	(a)

Receipts	1,330	—	—	—	—	—	3,006,398	—		—

Transfers In	—	—	—	—	—	—	24,212,196	—		—

Transfers Out	—	(2,000,000)	—	—	—	—	(24,212,196)	—		—

Disbursements	—	—	—	—	—	—	(7,656,322)	(370,316)	780,035	409,719	(b)

Intercompany Transactions							—	—	—	—

Other Misc. Adjustments							—	(10,212)	10,212	—

Balance as of 10/25/09	201,330	—	100,000	1,000,000	10,295,000	16,746	61,906,380	409,719	(0)	409,719

Balance from sub schedules	201,330	—	100,000	1,000,000	10,295,000	16,746	61,906,380
Variance	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—

Outstanding Checks Roll Forward
Outstanding Checks 9/20/09
Total Check Disbursements in Oct-09
Cleared Checks from previous periods
Cleared Checks from current period
Additional voided checks issued prior to 9/21/09
Outstanding Checks 10/25/09
Total From I.B p3

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.R in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.R represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	6
Debtor(s).	For the Month Ending:	10/25/2009

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$65,766,058.00

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	396,614.93
		Accounts Receivable - Pre-filing	18,901.23
		General Sales
	Other (Specify)	Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	174,158.08
		Expense Reimbursement from AIP	1,364,083.29
		Tax Refund	1,052,640.62

		**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		3,006,398.15

5.		BALANCE:		$68,772,456.15

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	7,275,794.84

		TOTAL DISBURSEMENTS THIS PERIOD:***		7,275,794.84

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		0.00

7.		ENDING BALANCE:		$61,496,661.31

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/22/2009	272369	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		169,755.31	169,755.31
9/22/2009	272370	XEROX CORPORATION	Photocopy Charges		485.02	485.02
9/22/2009	272371	BEST LINE EQUIPMENT	Plant Security		114.38	114.38
9/22/2009	272372	AMERICAN BOLT & SCREW MFG	Raw Material		87.50	87.50
9/22/2009	272373	BLAZER HOMES - D804083	Warranty Work		500.63	500.63
9/22/2009	272374	CHRISMAN JEFFREY M	Airline Travel		74.73	74.73
9/22/2009	272375	CLAYTON HOMES INC - D802504	Wty Labor-Retail		760.00	760.00
9/22/2009	272376	IDAHO HOUSING ALLIANCE	Association Dues		600.00	600.00
9/22/2009	272377	LOMAX CONSTRUCTION	Wrrty Mat/Parts-Contractor		83.18	83.18
9/22/2009	272378	MONTANA MFD HOUSING ASSN	General and Administrative		375.00	375.00
9/22/2009	272379	NORTHWEST HOUSING ASSOCIATION	Association Dues		300.00	300.00
9/22/2009	272380	UTAH HOUSING ALLIANCE	Association Dues		600.00	600.00
9/22/2009	272381	YES MAM CONSTRUCTION LLC	Wrrty Mat/Parts-Contractor		2,543.00	2,543.00
9/22/2009	272382	DOUGLAS SHOPPER	Clearing - Other		210.00	210.00
9/22/2009	272383	CALIFORNIA - DISBURSEMENT UNIT	Taxes & Licenses		1,357.50	1,357.50
9/22/2009	272384	ATCHAFALAYA HOMES INC - D801159	Wty Labor-Retail		453.00	453.00
9/22/2009	272385	CLAYTON HOMES INC - D801600	Wty Labor-Retail		319.49	319.49
9/22/2009	272386	EDS MOBILE HOMES INC - D804365	Wty Labor-Retail		65.00	65.00
9/22/2009	272387	GOLDEN TRIANGLE HOMES INC - D801017	Wty Labor-Retail		43.75	43.75
9/22/2009	272388	OVERHEAD DOOR COMPANY OF WACO	R & M -Building & Improvs		5,025.00	5,025.00
9/22/2009	272389	RELIABLE HOMES OF HUNTSVILLE - D802836	Wty Labor-Retail		573.75	573.75
9/22/2009	272390	SWITZERS LOCKER ROOM	Shipping and Handling		340.00	340.00
9/22/2009	272391	AIRGAS NATIONAL WELDERS SUPPLY CO INC	Raw Material		281.00	281.00
9/22/2009	272392	CINTAS OF BEDFORD	Manufacturing Supplies		98.16	98.16
9/22/2009	272393	FORMICA CORPORATION	Raw Material		408.75	408.75
9/22/2009	272394	FRANKLIN CONTAINER SERVICE	Trash Removal		320.00	320.00
9/22/2009	272395	FRANKLIN COUNTY VIRGINIA	Trash Removal		470.08	470.08
9/22/2009	272396	PACO STEEL & ENGINEERING CORP	Raw Material		7,789.32	7,789.32
9/22/2009	272397	POWELLS TIRE & AXLE INC	Raw Material		13,590.00	13,590.00
9/22/2009	272398	RAY TRANS DISTRIBUTION SERVICES INC	Delivery Expense-Parts		500.00	500.00
9/22/2009	272399	ADT SECURITY SERVICES	Plant Security		104.30	104.30
9/22/2009	272400	ARIZONA PUBLIC SERVICE CO	Utilities		0.15	0.15
9/22/2009	272401	MARK CARPENTER PLUMBING INC	Warranty Work		239.44	239.44
9/22/2009	272402	MHWC	Raw Material		1,200.00	1,200.00
9/22/2009	272403	YORK WASTE DISPOSAL INC	Trash Removal		270.03	270.03
9/22/2009	272404	TRI COUNTY ELECTRIC	Utilities		7,358.77	7,358.77
9/22/2009	272405	CASCADE NATURAL GAS CO	Utilities		82.88	82.88
9/22/2009	272406	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		11.82	11.82
9/22/2009	272407	GEORGIA POWER	Utilities		683.74	683.74
9/22/2009	272408	AFEEL CORPORATION	Raw Material		517.58	517.58
9/22/2009	272409	ASAP WATER HEATING, LLC	Warranty Work		156.17	156.17
9/22/2009	272410	COACH CORRAL INC - D800744	Wty Labor-Retailer		866.64	866.64
9/22/2009	272411	COLUMBIA GORGE HEAT & AIR CONDITIONING	Wty Labor-Contract		928.40	928.40
9/22/2009	272412	DAVE CARTER & ASSOCIATES INC	Raw Material		6,345.96	6,345.96
9/22/2009	272413	HELM CLEASON ALLEN	Warranty Work		906.20	906.20
9/22/2009	272414	HIGGINS KEITH L	Wrrty Mat/Parts-Contractor		209.55	209.55
9/22/2009	272415	HORIZON CONSTRUCTION	Prod Wages		1,008.40	1,008.40
9/22/2009	272416	OREGON STATE - BUILDING CODES DIVISION	Raw Material		50.00	50.00
9/22/2009	272417	PORTLAND GENERAL ELECTRIC	Utilities		77.20	77.20
9/22/2009	272418	WILLIAM G RUBY CONSTRUCTION	Warranty Work		323.30	323.30
9/22/2009	272419	INDIANA AIR POWER INC	Manufacturing Overhead		206.68	206.68
9/22/2009	272420	VERIZON FLORIDA INC	Telephone		176.32	176.32
9/22/2009	272421	SOUTHLAND WASTE	Trash Removal		4,733.66	4,733.66
9/22/2009	272422	STEWART MARY ANN	R&M -Furn & Fixtures		83.48	83.48
9/22/2009	272423	TRAK 1 TECHNOLOGY	Other (Taxes, Benefits, etc.)		83.49	83.49
9/22/2009	272424	BENNETT TRUCK TRANSPORT INC	Delivery Expense-Units		2,600.00	2,600.00
9/22/2009	347193	BETTER TOGETHER LLC	Outside Consulting		12,500.00	12,500.00
9/22/2009	347194	DE LAGE LANDEN FINANCIAL SERVICES	Photocopy Charges		291.33	291.33
9/22/2009	347195	FSC HOLDINGS, LLC	General and Administrative		10,000.00	10,000.00
9/22/2009	347196	MONTALDO KATHLEEN F	Telephone		37.92	37.92
9/22/2009	347197	NATIONAL UNION FIRE INSURANCE CO	Group Insurance		1,018.57	1,018.57
9/22/2009	347198	PRINCIPAL LIFE INS - OTL PREMIUM	Group Insurance		19,489.64	19,489.64
9/22/2009	347199	SUN LIFE FINANCIAL	Group Insurance		9,754.92	9,754.92
9/22/2009	412304	AT&T	Telephone		16,651.99	16,651.99
9/22/2009	412305	AT&T	Telephone		1,204.46	1,204.46
9/22/2009	412306	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
9/22/2009	412307	CHANEY J T	R&M -Buildings & Improv		781.25	781.25
9/22/2009	412308	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
9/22/2009	412309	MAROSE MARLIN J	Plant Security		50.00	50.00
9/22/2009	412310	MARTINEZ SEVERO Z	Manufacturing Overhead		450.00	450.00
9/22/2009	412311	MORAN SHANE	Manufacturing Overhead		80.00	80.00
9/22/2009	412312	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		277.00	277.00
9/22/2009	412313	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		5,800.00	5,800.00
9/22/2009	412314	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		2,965.00	2,965.00
9/22/2009	412315	PHILLIPS MARION L	Manufacturing Overhead		845.37	845.37
9/22/2009	412316	UPS - UNITED PARCEL SERVICE	Freight In		1,039.82	1,039.82
9/25/2009	272425	MILLER DOUGLAS L	Travel Rental Cars		125.00	125.00
9/25/2009	272426	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		245,751.52	245,751.52
9/25/2009	272427	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		268.94	268.94
9/25/2009	272428	VERIZON WIRELESS	Telephone		104.54	104.54
9/25/2009	272429	BAYMONT/AMERIHOST INN & SUITES	Warranty Work		104.86	104.86
9/25/2009	272430	IRVINE SHADE & DOOR INC	Raw Material Serice		14.38	14.38
9/25/2009	272431	YRC INC	Delivery Expense-Parts		72.17	72.17
9/25/2009	272432	SOLID WASTE MGMT OF ATKINSON COUNTY	R&M -Buildings & Improv		345.40	345.40

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/25/2009	272433	RECYCLING EARTH PRODUCTS INC	Trash Removal		1,200.00	1,200.00
9/25/2009	272434	SOUTHERN CAL GAS CO	Utilities		0.35	0.35
9/25/2009	272435	CLAYTON HOMES INC - D804300	Warranty Work		150.00	150.00
9/25/2009	272436	UNIVERSAL FOREST PRODUCTS INC	Raw Material		2,764.60	2,764.60
9/25/2009	272437	DAVE CARTER & ASSOCIATES INC	Raw Material		108.64	108.64
9/25/2009	272438	KENTUCKY MFG HOUSING INSTITUTE	Association Dues		150.00	150.00
9/25/2009	272439	MHWC	Raw Material		1,650.00	1,650.00
9/25/2009	272440	NORTH CAROLINA MFD & MODULAR HB ASSOC	Association Dues		300.00	300.00
9/25/2009	272441	PENNSYLVANIA MANUFACTURED HOUSING ASSOC	Association Dues		300.00	300.00
9/25/2009	272442	WEST VIRGINIA MFG HSG INSTITUTE	Licenses & Taxes		250.00	250.00
9/25/2009	272443	ARIZONA PUBLIC SERVICE CO	Utilities		225.58	225.58
9/25/2009	272444	IMPERIAL HOME SALES INC - D513959	Wty Labor-Retail		175.00	175.00
9/25/2009	272445	PLANT TELEPHONE	Offfice Supplies		405.28	405.28
9/25/2009	272446	OREGON STATE - BUILDING CODES DIVISION	Raw Material		804.00	804.00
9/25/2009	272447	WHITLEY MOBILE HOMES INC	Shipping and Handling		3,204.00	3,204.00
9/25/2009	272448	TAMPA ELECTRIC CO	Utilities		850.51	850.51
9/25/2009	272449	ALMA TIMES STATESMAN	Subscriptions		50.00	50.00
9/25/2009	272450	GEORGIA POWER	Utilities		6,598.16	6,598.16
9/25/2009	272451	FASTEC INDUSTRIAL CORP	Freight In		111.00	111.00
9/25/2009	272452	STYLE CREST INC	Raw Material		4,016.68	4,016.68
9/25/2009	272453	NATIVE HARDWOODS INC	Delivery Expense-Parts		1,388.20	1,388.20
9/25/2009	347200	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		602.99	602.99
9/25/2009	347201	AT&T	Telephone		2,026.36	2,026.36
9/25/2009	347202	AT&T	Telephone		936.16	936.16
9/25/2009	347203	AT&T	Telephone		18,393.78	18,393.78
9/25/2009	347204	BLAKE CASSELS & GRAYDON	General and Administrative		5,846.75	5,846.75
9/25/2009	347205	HEWITT ASSOCIATES LLC	Group Insurance		125,356.00	125,356.00
9/25/2009	347206	MCMAHON WILLIAM F	General and Administrative		60.00	60.00
9/25/2009	347207	MEDICINE CHEST SERVICES	Offfice Supplies		37.50	37.50
9/25/2009	347208	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		50,000.00	50,000.00
9/25/2009	347209	PAUL ESKRITT	General and Administrative		5,152.00	5,152.00
9/25/2009	347210	TW TELECOM	Telephone		775.73	775.73
9/25/2009	347211	UPS - UNITED PARCEL SERVICE	Freight In		36.00	36.00
9/25/2009	347212	UPSCO POWERSAFE SYSTEMS INC	R&M -Buildings & Improv		1,250.00	1,250.00
9/25/2009	347213	WOLFE SOLUTIONS INC	General and Administrative		13,500.00	13,500.00
9/25/2009	412317	BRAVO MAINTENANCE	R & M -Building & Improvs		760.00	760.00
9/25/2009	412318	CALIFORNIA - BOARD OF EQUALIZATION	Taxes & Licenses		30.00	30.00
9/25/2009	412319	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
9/25/2009	412320	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
9/25/2009	412321	OLSEN JOHN E	R&M -Buildings & Improv		600.00	600.00
9/25/2009	412322	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
9/25/2009	412323	TENNESSEE - DEPT OF REVENUE	Sales Tax		4,347.00	4,347.00
9/25/2009	412324	TEXAS - COMPTROLLER	Prepaid Insurance		4,760.50	4,760.50
9/25/2009	412325	WINEBAR KEITH E	R & M -Building & Improvs		614.17	614.17
9/28/2009	272454	ATWOOD MOBILE PRODUCTS	Raw Material		21,036.86	21,036.86
9/29/2009	272455	OCE IMAGISTICS INC	Photocopy Charges		12.84	12.84
9/29/2009	272456	SCOPE SEATING TECHNOLOGIES	Raw Material		257.90	257.90
9/29/2009	272457	CREST CHEVROLET - D085960	Raw Material		746.65	746.65
9/29/2009	272458	WALLACE TIM	Warranty Work		675.00	675.00
9/29/2009	272459	YES MAM CONSTRUCTION LLC	Wrrty Mat/Parts-Contractor		337.00	337.00
9/29/2009	272460	DOUGLAS CITY OF GA - UTILITIES	Utilities		28.33	28.33
9/29/2009	272461	A-1 FIRE & SAFETY EQUIPMENT CO	Manufacturing Overhead		3,193.38	3,193.38
9/29/2009	272462	CANNON SCOTT	Travel Rental Cars		100.00	100.00
9/29/2009	272463	MR ELECTRIC OF LUBBOCK	Warranty Work		452.76	452.76
9/29/2009	272464	TAYLOR JUSTIN R	Telephone		100.00	100.00
9/29/2009	272465	WOODLAND CITY OF CA	Utilities		88.04	88.04
9/29/2009	272466	WOODLAND CITY OF CA - ALARM PROGRAM	Manufacturing Overhead		473.00	473.00
9/29/2009	272467	ARIZONA PUBLIC SERVICE CO	Utilities		1,061.44	1,061.44
9/29/2009	272468	DAVE CARTER & ASSOCIATES INC	Raw Material		260.68	260.68
9/29/2009	272469	LAT CONSTRUCTION INC	Wty Labor-Contract		262.50	262.50
9/29/2009	272470	NORTH CENTRAL COOPERATIVE INC	Clearing - Other		676.46	676.46
9/29/2009	272471	VERIZON FLORIDA INC	Telephone		62.68	62.68
9/29/2009	272472	GEORGIA - ALMA CITY	Utilities		83.44	83.44
9/29/2009	272473	BOATRIGHT PATRICK K	Telephone		75.00	75.00
9/29/2009	272474	BRADLEY ENTERPRISES	Raw Material		36,262.40	36,262.40
9/29/2009	272475	DAVE CARTER & ASSOCIATES INC	Raw Material		769.10	769.10
9/29/2009	347214	BETTER TOGETHER LLC	Outside Consulting		9,050.00	9,050.00
9/29/2009	347215	BUCKETEER MAINTENANCE INC	General and Administrative		5,161.00	5,161.00
9/29/2009	347216	CALIFORNIA - DMV BOX 942894	Utilities		92.00	92.00
9/29/2009	347217	CITRIX SYSTEMS INC	R&M -Furn & Fixtures		29,000.00	29,000.00
9/29/2009	347218	LA SIERRA FIRE EQUIPMENT INC	General and Administrative		374.80	374.80
9/29/2009	412326	GEORGIA STATE - SALES & USE TAX	Sales Tax		22.59	22.59
9/29/2009	412327	GEORGIA STATE - SALES & USE TAX	Sales Tax		14.94	14.94
9/29/2009	412328	A & L HOMES INC - D503297	Delivery Expense-Units		3,624.00	3,624.00
9/29/2009	412329	BROWNS MOBILE HOME SALES - D502297	Volume Incent Prgram-ADI		2,471.00	2,471.00
9/29/2009	412330	CLAYTON HOMES INC - D073800	Volume Incent Prgram-ADI		3,984.00	3,984.00
9/29/2009	412331	COLUMBIA GORGE AFFORDABLE HMS - D504238	Volume Incent Prgram-ADI		6,619.00	6,619.00
9/29/2009	412332	FACTORY EXPO HOME CENTER - D803861	Raw Material		2,862.00	2,862.00
9/29/2009	412333	HOME CONNECTION THE - D802995	Wty Labor-Retail		3,626.00	3,626.00
9/29/2009	412334	INDEPENDENCE HOME CENTER INC - SAGLE	Volume Incent Prgram-ADI		2,753.00	2,753.00
9/29/2009	412335	J & M HOMES LLC - D804177	Other (Operating)		1,309.00	1,309.00
9/29/2009	412336	LEXINGTON DISCOUNT HOMES INC	Volume Incent Prgram-ADI		1,949.00	1,949.00
9/29/2009	412337	NATIONAL BUYERS GROUP INC - D507838	Volume Incent Prgram-ADI		39,568.00	39,568.00
9/29/2009	412338	OKAD INC	Dealer Payments (spiffs, rebates, etc.)		6,005.00	6,005.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/29/2009	412339	PIONEER AFFORDABLE HOMES - D506814	Volume Incent Prgram-ADI		7,323.00	7,323.00
9/29/2009	412340	RESIDENTIAL HOMES INC - D290340	Wty Labor-Retail		1,597.00	1,597.00
9/29/2009	412341	ROCK FINANCIAL INC - D508680	Volume Incent Prgram-ADI		12.00	12.00
9/29/2009	412342	STARKS BROS MOBILE HOMES INC - D343525	Wty Labor-Retail		6,751.00	6,751.00
9/29/2009	412343	TXAD INC	Dealer Payments (spiffs, rebates, etc.)		5,384.00	5,384.00
9/29/2009	2939230	EDGERTON UTILITIES	Utilities		3,110.95	3,110.95
9/29/2009	4265310	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		195.33	195.33
9/29/2009	23105056	CASCADE NATURAL GAS CO	Utilities		96.61	96.61
9/29/2009	23105057	CITY OF PENDLETON	Manufacturing Overhead		451.10	451.10
9/29/2009	23105058	PACIFIC POWER	Manufacturing Overhead		2,636.36	2,636.36
9/29/2009	23105059	QWEST	Telephone		726.88	726.88
9/29/2009	23105060	SAIA MOTOR FREIGHT LINE INC	Freight In		131.72	131.72
9/30/2009	412344	PIONEER AFFORDABLE HOMES - D506814	Volume Incent Prgram-ADI		664.00	664.00
10/2/2009	412345	ARIZONA CORPORATION COMMISSION	Clearing - Other		45.00	45.00
10/2/2009	5057237	CITY OF DECATUR UTILITIES	Utilities		68.49	68.49
10/5/2009	272476	OREGON TRAIL MOBILE HOMES - D272325	Warranty Work		300.00	300.00
10/5/2009	272477	FLEETWOOD HOME CENTER WAYCROSS - D512843	Free Floorimg		348.25	348.25
10/5/2009	272478	RAINBOW HOMES OF AUGUSTA - D801338	Free Floorimg		797.76	797.76
10/5/2009	272479	TODAY HOMES INC - D503658,D802067	Warranty Work		649.89	649.89
10/5/2009	272480	BLACKWELL HOMES - D802476	Warranty Work		600.00	600.00
10/5/2009	272481	BROWNS MOBILE HOME SALES - D502297	Volume Incent Prgram-ADI		67.11	67.11
10/5/2009	272482	CARILION CONSOLIDATED LAB	Other (Taxes, Benefits, etc.)		37.00	37.00
10/5/2009	272483	CLAYTON HOMES INC - D803351	Wty Labor-Retail		268.06	268.06
10/5/2009	272484	CLAYTON HOMES INC - D803362	Wty Labor-Retail		244.31	244.31
10/5/2009	272485	LEES MOBILE HOMES - D500690	Wty Labor-Retail		1,746.30	1,746.30
10/5/2009	272486	LEXINGTON DISCOUNT HOMES - D511671	Free Floorimg		260.00	260.00
10/5/2009	272487	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		477.61	477.61
10/5/2009	272488	WOODLAND CITY OF WA	Other Accruals		181.34	181.34
10/5/2009	272489	WORKPLACE SAFETY & HEALTH CO	Manufacturing Overhead		37.00	37.00
10/5/2009	272490	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		235,645.00	235,645.00
10/5/2009	272491	RUBIDOUX COMMUNITY SERVICE	Utilities		2,426.47	2,426.47
10/5/2009	272492	SOUTHERN CAL EDISON	R & M -Building & Improvs		1,317.01	1,317.01
10/5/2009	272493	AT&T MOBILITY	Telephone		835.58	835.58
10/5/2009	272494	HORIZON CONSTRUCTION	Prod Wages		260.70	260.70
10/5/2009	272495	PORTLAND GENERAL ELECTRIC	Utilities		33.96	33.96
10/5/2009	272496	JOHN JOHNSON QUALITY HOMES INC D804444	Sales Promotion		739.97	739.97
10/5/2009	347219	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		378.06	378.06
10/5/2009	347220	AETNA INC - AETNA NA WEST	Group Insurance		21,055.90	21,055.90
10/5/2009	347221	AETNA INC - MIDDLETOWN	Group Insurance		11,428.65	11,428.65
10/5/2009	347222	AT&T	Telephone		378.63	378.63
10/5/2009	347223	AT&T	Telephone		26,215.20	26,215.20
10/5/2009	347224	AT&T TELECONFERENCE SERVICES	Telephone		1,253.29	1,253.29
10/5/2009	347225	ATHENS SERVICES	Trash Removal		124.97	124.97
10/5/2009	347226	BETTER TOGETHER LLC	Outside Consulting		11,170.00	11,170.00
10/5/2009	347227	BOYD PLOWMAN & ASSOCIATES INC	General and Administrative		2,250.00	2,250.00
10/5/2009	347228	BRYAN CAVE LLP	General and Administrative		3,000.00	3,000.00
10/5/2009	347229	BUCKETEER MAINTENANCE INC	General and Administrative		5,161.00	5,161.00
10/5/2009	347230	BUFETE IGNACIO ARTURO GUAJARDO SC	General and Administrative		220.00	220.00
10/5/2009	347231	BULLER TRACEY J	Travel Advances		427.50	427.50
10/5/2009	347232	CARLSON WAGONLIT TRAVEL - NAVIGANT	General and Administrative		4,856.96	4,856.96
10/5/2009	347233	CHRISTENSEN DENNIS L	Telephone		470.71	470.71
10/5/2009	347234	CLAIM MANAGEMENT INCORPORATED	General and Administrative		5,861.81	5,861.81
10/5/2009	347235	COMPUTERSHARE INC	General and Administrative		2,060.33	2,060.33
10/5/2009	347236	DATA CLEAN CORP	General and Administrative		726.50	726.50
10/5/2009	347237	GENERATOR SERVICES COMPANY INC	General and Administrative		534.81	534.81
10/5/2009	347238	GYM COMPUTER SERVICES	General and Administrative		500.00	500.00
10/5/2009	347239	HEWLETT PACKARD COMPANY	General and Administrative		34,201.29	34,201.29
10/5/2009	347240	IRON MOUNTAIN OFF SITE DATA PROTECTION	Miscellaneous Exp		4,882.36	4,882.36
10/5/2009	347241	LAMPMANS SEWER & DRAIN	R&M -Buildings & Improv		198.00	198.00
10/5/2009	347242	LEAKE & ANDERSSON LLP	General and Administrative		17,385.63	17,385.63
10/5/2009	347243	LITTLER MENDELSON PC	General and Administrative		4,990.00	4,990.00
10/5/2009	347244	MERRILL COMMUNICATIONS LLC	Outside Consulting		207.15	207.15
10/5/2009	347245	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		41,452.50	41,452.50
10/5/2009	347246	ORKIN PEST CONTROL	R&M-Land Improv		120.00	120.00
10/5/2009	347247	OTIS ELEVATOR COMPANY	R&M -Buildings & Improv		312.86	312.86
10/5/2009	347248	STATISTICAL SURVEYS INC	Selling Expense		535.00	535.00
10/5/2009	347249	STEWART MARY ANN	R&M -Furn & Fixtures		945.00	945.00
10/5/2009	347250	TALX UCEXPRESS	Subscriptions		5,050.00	5,050.00
10/5/2009	347251	THOMSON WEST	General and Administrative		750.39	750.39
10/5/2009	347252	UPS - UNITED PARCEL SERVICE	Freight In		18.00	18.00
10/5/2009	347253	VERIZON WIRELESS - BOX 9622 CA	Telephone		62.27	62.27
10/5/2009	412346	CANADY MELANIE	General and Administrative		575.00	575.00
10/5/2009	412347	CARTER FREDIA D	Manufacturing Overhead		100.00	100.00
10/5/2009	412348	CHANEY J T	R&M -Buildings & Improv		1,557.85	1,557.85
10/5/2009	412349	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
10/5/2009	412350	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
10/5/2009	412351	HUNT MICHAEL L	R&M -Buildings & Improv		600.00	600.00
10/5/2009	412352	MARICOPA COUNTY AIR QUALITY	General and Administrative		1,550.00	1,550.00
10/5/2009	412353	MAROSE MARLIN J	Plant Security		696.91	696.91
10/5/2009	412354	MARTINEZ SEVERO Z	Manufacturing Overhead		430.01	430.01
10/5/2009	412355	OLSEN JOHN E	R&M -Buildings & Improv		1,200.00	1,200.00
10/5/2009	412356	PHILLIPS MARION L	Manufacturing Overhead		1,635.02	1,635.02
10/5/2009	412357	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
10/5/2009	412358	WEAVER RANDALL D	Meals & Per Diem		880.00	880.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/5/2009	412359	WINEBAR KEITH E	R & M -Building & Improvs		1,200.00	1,200.00
10/9/2009	272497	OKIEF PATRICK D	Telephone		13.03	13.03
10/9/2009	272498	DOUGLAS CITY OF GA - UTILITIES	Utilities		40.02	40.02
10/9/2009	272499	WILSONART INTERNATIONAL - DALLAS	Raw Material		269.76	269.76
10/9/2009	272500	COLLINS A STEPHEN	Travel Lodging		33.33	33.33
10/9/2009	272501	ADVANTAGE SECURTIY	Manufacturing Overhead		480.00	480.00
10/9/2009	272502	SHOWCASE HOMES - D507738	Free Floorimg		1,507.88	1,507.88
10/9/2009	272503	BURROW TROY B	Raw Material		165.76	165.76
10/9/2009	272504	CLAYTON HOMES INC - D801763	Wty Labor-Retail		1,507.78	1,507.78
10/9/2009	272505	CLAYTON HOMES INC - D803250	Warranty Work		1,824.81	1,824.81
10/9/2009	272506	CLAYTON HOMES INC - D803950	Wty Labor-Retail		800.00	800.00
10/9/2009	272507	QUALITY HOMES OF CONWAY - D803497	Warranty Work		672.37	672.37
10/9/2009	272508	LUMBEE RIVER ELECTRIC	Utilities		1,501.26	1,501.26
10/9/2009	272509	DAVE CARTER & ASSOCIATES INC	Raw Material		1,431.84	1,431.84
10/9/2009	272510	ACCOR TECHNOLOGY INC	Raw Material		399.08	399.08
10/9/2009	272511	JONES MOBILE HOME SALES INC - D508531	Sales Promotion		787.71	787.71
10/9/2009	272512	WINDSTREAM CORPORATION	General and Administrative		1,368.66	1,368.66
10/9/2009	272513	KING EDWARD C	Travel -Personal Auto		65.00	65.00
10/9/2009	347254	AT&T MOBILITY	Telephone		845.39	845.39
10/9/2009	347255	BARTON LEONARD M	General and Administrative		99.00	99.00
10/9/2009	347256	BULLER TRACEY J	Travel Advances		450.00	450.00
10/9/2009	347257	CHRISTENSEN DENNIS L	Telephone		1,139.12	1,139.12
10/9/2009	347258	CITY OF RIVERSIDE - CUST SERVICE	Utilities		8,701.21	8,701.21
10/9/2009	347259	CITY OF RIVERSIDE - CUST SERVICE	Utilities		18,699.37	18,699.37
10/9/2009	347260	IRON MOUNTAIN OFF SITE DATA PROTECTION	Miscellaneous Exp		2,942.88	2,942.88
10/9/2009	347261	KUNETKA HEATHER L	General and Administrative		39.00	39.00
10/9/2009	347262	MCMAHON WILLIAM F	General and Administrative		80.95	80.95
10/9/2009	347263	MERRILL COMMUNICATIONS LLC	Outside Consulting		5,040.00	5,040.00
10/9/2009	347264	RAYNE WATER CONDITIONER	R&M -Buildings & Improv		42.24	42.24
10/9/2009	347265	SUNGARD AVAILABILITY SERVICES LP	Rental-Office Equipment		6,726.00	6,726.00
10/9/2009	347266	UPS - UNITED PARCEL SERVICE	Freight In		18.00	18.00
10/9/2009	347267	VERIZON WIRELESS - BOX 9622 CA	Telephone		5,488.31	5,488.31
10/9/2009	412360	ARIZONA CORPORATION COMMISSION	General and Administrative		45.00	45.00
10/9/2009	412361	ARIZONA CORPORATION COMMISSION	General and Administrative		45.00	45.00
10/9/2009	412362	ARIZONA CORPORATION COMMISSION	Clearing - Other		45.00	45.00
10/9/2009	412363	ARIZONA CORPORATION COMMISSION	General and Administrative		45.00	45.00
10/9/2009	412364	AT&T	Telephone		116.97	116.97
10/9/2009	412365	AT&T	Telephone		1,388.20	1,388.20
10/9/2009	412366	AT&T MOBILITY	Telephone		213.44	213.44
10/9/2009	412367	AT&T TELECONFERENCE SERVICES	Telephone		129.69	129.69
10/9/2009	412368	B-ALERT K-NINE SERVICES	Service Other		800.00	800.00
10/9/2009	412369	CANADY MELANIE	General and Administrative		575.00	575.00
10/9/2009	412370	CARTER FREDIA D	Manufacturing Overhead		150.00	150.00
10/9/2009	412371	CITY OF RIVERSIDE - CUST SERVICE	Utilities		2,515.21	2,515.21
10/9/2009	412372	DUCHARME MCMILLEN & ASSOCIATES	Property Tax		3,945.60	3,945.60
10/9/2009	412373	GRODRIAN A DAVID	Clearing - Other		400.00	400.00
10/9/2009	412374	JANSSEN JACK	Selling Expense		100.00	100.00
10/9/2009	412375	MANUFACTURED HOUSING INSTITUTE	General and Administrative		3,025.00	3,025.00
10/9/2009	412376	MISSOURI PUBLIC SERVICE COMMISSION	Warranty Work		200.00	200.00
10/9/2009	412377	NIXON PEABODY LLP	General and Administrative		1,040.00	1,040.00
10/9/2009	412378	OREGON STATE - CONS & BUS BOX 14610	Workers Comp Accrual		464.57	464.57
10/9/2009	412379	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
10/9/2009	412380	SPRINT	Telephone		459.15	459.15
10/9/2009	412381	UPS - UNITED PARCEL SERVICE	Freight In		742.69	742.69
10/9/2009	412382	VERIZON WIRELESS - BOX 9622 CA	Telephone		4,233.11	4,233.11
10/9/2009	4265311	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		1,091.54	1,091.54
10/9/2009	4265312	INDIANA AMERICAN WATER CO	Manufacturing Overhead		238.26	238.26
10/9/2009	5057238	GOLD SHIELD OF INDIANA INC	Utilities		1,000.00	1,000.00
10/9/2009	5057239	INDIANA MICHIGAN POWER COMPANY	Utilities		38.52	38.52
10/13/2009	272514	DAVE CARTER & ASSOCIATES INC	Raw Material		45.05	45.05
10/13/2009	272515	MHWC	Raw Material		150.00	150.00
10/13/2009	272516	AIRGAS WEST	R & M -Building & Improvs		252.00	252.00
10/13/2009	272517	SANDERS ZACHARY T	Travel Rental Cars		86.58	86.58
10/13/2009	272518	ADT SECURITY SERVICES	Plant Security		248.81	248.81
10/13/2009	272519	BOGGS HOMES - D801610	Wty Labor-Retail		6,506.00	6,506.00
10/13/2009	272520	CIP INDUSTRIAL PARK WATER & SEWER CO	Utilities		269.33	269.33
10/13/2009	272521	D & E COMMUNICATIONS INC	Telephone		195.98	195.98
10/13/2009	272522	LANCASTER CO TAX COLLECTION BUREAU	Withholding-Other		906.00	906.00
10/13/2009	272523	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		2,723.13	2,723.13
10/13/2009	272524	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		11.54	11.54
10/13/2009	272525	GEORGIA POWER	Utilities		1,583.54	1,583.54
10/13/2009	272526	NIPSCO	Utilities		2.41	2.41
10/13/2009	272527	CALIFORNIA - DMV	Manufacturing Overhead		18.00	18.00
10/13/2009	272528	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		225,681.86	225,681.86
10/13/2009	272529	CON-WAY FREIGHT INC	Freight In		259.73	259.73
10/13/2009	272530	CITY OF GARRETT UTILITIES	Utilities		1,221.79	1,221.79
10/13/2009	272531	INDIANA - DEPT OF REVENUE - SALES TAX	General and Administrative		107.06	107.06
10/13/2009	272532	NORTHERN INDIANA FUEL & LIGHT	Utilities		62.64	62.64
10/13/2009	272533	VERIZON WIRELESS	Telephone		104.04	104.04
10/13/2009	272534	ALMA TELEPHONE COMPANY	Telephone		414.48	414.48
10/13/2009	272535	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		429.35	429.35
10/13/2009	272536	PENSKE TRUCK LEASING - PHILADELPHIA	Parts Delivery		1,159.82	1,159.82
10/13/2009	347268	BETTER TOGETHER LLC	Outside Consulting		11,550.00	11,550.00
10/13/2009	347269	PRICEWATERHOUSE COOPERS	General and Administrative		23,715.00	23,715.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/13/2009	347270	STEWART MARY ANN	R&M -Furn & Fixtures		750.00	750.00
10/13/2009	412383	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
10/13/2009	412384	JANSSEN JACK	Selling Expense		100.00	100.00
10/13/2009	412385	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
10/13/2009	412386	OLSEN JOHN E	R&M -Buildings & Improv		600.00	600.00
10/13/2009	412387	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
10/13/2009	412388	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
10/15/2009	412389	EAST OREGONIAN	Clearing - Other		1,286.94	1,286.94
10/16/2009	272537	PAETEC BUSINESS SERVICES	Telephone		588.10	588.10
10/16/2009	272538	DOUGLAS CITY OF GA - UTILITIES	Utilities		662.04	662.04
10/16/2009	272539	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		461.34	461.34
10/16/2009	272540	SATILLA RURAL ELECTRIC	Utilities		513.83	513.83
10/16/2009	272541	ALL AMERICAN ALARMS	General and Administrative		586.80	586.80
10/16/2009	272542	CINTAS	R & M -Building & Improvs		36.36	36.36
10/16/2009	272543	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		271,873.45	271,873.45
10/16/2009	272544	INDEPENDENCE HOME SAGLE - D513654	Wty Labor-Retail		594.00	594.00
10/16/2009	272545	GEXA ENERGY LP	Utilities		3,554.11	3,554.11
10/16/2009	272546	NATIONAL SERV-ALL	Trash Removal		74.69	74.69
10/16/2009	272547	BENNETT TRUCK TRANSPORT INC	Delivery Expense-Units		4,370.00	4,370.00
10/16/2009	347271	ARENT FOX PLLC	General and Administrative		4,095.00	4,095.00
10/16/2009	347272	AT&T	Telephone		43,964.33	43,964.33
10/16/2009	347273	BLAKE CASSELS & GRAYDON	General and Administrative		9,627.43	9,627.43
10/16/2009	347274	CITY OF RIVERSIDE - CUST SERVICE	Utilities		7,836.75	7,836.75
10/16/2009	347275	CLAIM MANAGEMENT INCORPORATED	General and Administrative		11.81	11.81
10/16/2009	347276	GRIFFITHS ANDREW M	Lodging		204.00	204.00
10/16/2009	347277	HEWITT ASSOCIATES LLC	Group Insurance		125,638.00	125,638.00
10/16/2009	347278	HORIZON HEALTH EAP	Group Insurance		43.23	43.23
10/16/2009	347279	KURTZMAN CARSON CONSULTANTS LLC	Outside Consulting		131,259.06	131,259.06
10/16/2009	347280	LEAKE & ANDERSSON LLP	General and Administrative		49.28	49.28
10/16/2009	347281	LITTLER MENDELSON PC	General and Administrative		725.00	725.00
10/16/2009	347282	LOS ANGELES COUNTY BAR ASSOCIATION	General and Administrative		455.00	455.00
10/16/2009	347283	MARSH RISK & INSURANCE SVCS	General Ins-Property		5,593.50	5,593.50
10/16/2009	347284	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		50,000.00	50,000.00
10/16/2009	347285	NIXON PEABODY LLP	General and Administrative		679.00	679.00
10/16/2009	347286	SAFESITE INC	General and Administrative		2,244.50	2,244.50
10/16/2009	347287	SUN LIFE FINANCIAL	Group Insurance		5,428.57	5,428.57
10/16/2009	347288	TALX UCEXPRESS	Subscriptions		19,630.00	19,630.00
10/16/2009	347289	UPS - UNITED PARCEL SERVICE	Freight In		18.00	18.00
10/16/2009	412390	AT&T	Telephone		91.59	91.59
10/16/2009	412391	AT&T	Telephone		15,942.07	15,942.07
10/16/2009	412392	BROADSPIRE SERVICES INC	Workers Comp Accrual		4,754.00	4,754.00
10/16/2009	412393	C T CORPORATION SYSTEM	General and Administrative		22.00	22.00
10/16/2009	412394	CHANEY J T	R&M -Buildings & Improv		480.00	480.00
10/16/2009	412395	CORVEL ENTERPRISE COMP INC	Workers Comp Accrual		2,625.00	2,625.00
10/16/2009	412396	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
10/16/2009	412397	LITTLER MENDELSON PC	General and Administrative		589.50	589.50
10/16/2009	412398	LUMBERMENS UNDERWRITING	Workers Comp Accrual		76.83	76.83
10/16/2009	412399	MAROSE MARLIN J	Plant Security		25.00	25.00
10/16/2009	412400	MARSH RISK & INSURANCE SVCS	General Ins-Property		1,551.75	1,551.75
10/16/2009	412401	MORAN SHANE	Manufacturing Overhead		80.00	80.00
10/16/2009	412402	OHIO - TREASURER OF STATE	General and Administrative		33.15	33.15
10/16/2009	412403	OREGON STATE - DEPT OF ENV QUALITY	Clearing - Other		758.00	758.00
10/16/2009	412404	PHILLIPS MARION L	Manufacturing Overhead		832.00	832.00
10/16/2009	412405	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
10/16/2009	412406	UPS - UNITED PARCEL SERVICE	Freight In		1,046.33	1,046.33
10/16/2009	2939231	OHIO GAS COMPANY	Utilities		3.74	3.74
10/16/2009	4265313	AT&T - BOX 660011	Selling Expense		306.51	306.51
10/16/2009	4265314	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		158.95	158.95
10/16/2009	23105061	CITY OF PENDLETON	Manufacturing Overhead		449.10	449.10
10/20/2009	272548	TAMPA ELECTRIC CO	Utilities		961.58	961.58
10/20/2009	272549	BEST LINE EQUIPMENT	Plant Security		114.38	114.38
10/20/2009	347291	BETTER TOGETHER LLC	Outside Consulting		14,685.00	14,685.00
10/20/2009	347292	BIZSUMMITS	General and Administrative		495.00	495.00
10/20/2009	412407	CALIFORNIA - DMV	Manufacturing Overhead		151.00	151.00
10/20/2009	412408	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
10/20/2009	412409	CHANEY J T	R&M -Buildings & Improv		600.00	600.00
10/20/2009	412410	CITY OF RIVERSIDE - FINANCE DEPT	Utilities		127.25	127.25
10/20/2009	412411	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
10/20/2009	412412	JANSSEN JACK	Selling Expense		100.00	100.00
10/20/2009	412413	MARICOPA COUNTY TREASURER	General and Administrative		113,839.29	113,839.29
10/20/2009	412414	MAROSE MARLIN J	Plant Security		27.75	27.75
10/20/2009	412415	OLSEN JOHN E	R&M -Buildings & Improv		600.00	600.00
10/20/2009	412416	PHILLIPS MARION L	Manufacturing Overhead		820.00	820.00
10/20/2009	412417	TEXAS - COMPTROLLER	Prepaid Insurance		526.05	526.05
10/20/2009	412418	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
10/23/2009	272550	CLAYTON HOMES INC - D506357	Selling Expense		630.00	630.00
10/23/2009	272551	WACO CARBONIC COMPANY INC	Raw Material		79.56	79.56
10/23/2009	272552	ADT SECURITY SERVICES	Plant Security		107.84	107.84
10/23/2009	272553	ARIZONA PUBLIC SERVICE CO	Utilities		117.15	117.15
10/23/2009	272554	CASCADE NATURAL GAS CO	Utilities		25.20	25.20
10/23/2009	272555	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		13.24	13.24
10/23/2009	272556	PLANT TELEPHONE	Offfice Supplies		95.25	95.25
10/23/2009	272557	COLUMBIA GORGE HEAT & AIR CONDITIONING	Wty Labor-Contract		800.00	800.00
10/23/2009	272558	GEORGIA POWER	Utilities		527.22	527.22

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/23/2009	272559	HARGROVE AND ASSOCIATES, INC	Shipping and Handling		1,640.00	1,640.00
10/23/2009	272560	TXU ENERGY	Utilities		15.00	15.00
10/23/2009	272561	YRC INC	Delivery Expense-Parts		85.13	85.13
10/23/2009	347293	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		324.18	324.18
10/23/2009	347294	BANKS-LAI VICTORIA	General and Administrative		148.75	148.75
10/23/2009	347295	BROADRIDGE FINANCIAL SOLUTIONS INC	General and Administrative		5,126.58	5,126.58
10/23/2009	347296	COMPUTERSHARE INC	General and Administrative		2,051.26	2,051.26
10/23/2009	347297	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		129,000.00	129,000.00
10/23/2009	347298	RINECO CHEMICAL INDUSTRIES INC	Manufacturing Overhead		893.10	893.10
10/23/2009	347299	STATE BOARD OF EQUALIZATION	Sales Tax		75.00	75.00
10/23/2009	347300	SUN LIFE FINANCIAL	Group Insurance		1,844.46	1,844.46
10/23/2009	347301	TALX UCEXPRESS	Subscriptions		227.24	227.24
10/23/2009	347302	THOMSON WEST	General and Administrative		750.39	750.39
10/23/2009	347303	UPS - UNITED PARCEL SERVICE	Freight In		18.00	18.00
10/23/2009	347304	WOLFE SOLUTIONS INC	General and Administrative		12,600.00	12,600.00
10/23/2009	412419	ARIZONA CORPORATION COMMISSION	Clearing - Other		45.00	45.00
10/23/2009	412420	BENTON CITY KY - FOR TAX DEPT	Other (Operating)		488.61	488.61
10/23/2009	412421	INDIANA - DEPT OF REVENUE	Sales Tax		1,438.55	1,438.55
10/23/2009	412422	LEXISNEXIS MATTHEW BENDER	Other (Taxes, Benefits, etc.)		19.58	19.58
10/23/2009	412423	MARSHALL COUNTY SHERIFF KENTUCKY	Other (Operating)		3,405.86	3,405.86
10/23/2009	412424	UPS - UNITED PARCEL SERVICE	Freight In		301.95	301.95
10/23/2009	2939232	VERIZON NORTH	Telephone		540.00	540.00
10/23/2009	4265315	KOORSEN PROTECTION SERVICES	Plant Safety		78.75	78.75
10/23/2009	5057240	GOLD SHIELD OF INDIANA INC	Utilities		500.00	500.00
10/23/2009	23105062	AT&T	Telephone		359.01	359.01
10/23/2009	23105063	CASCADE NATURAL GAS CO	Utilities		127.71	127.71
9/23/2009	ADP ACH	ADP, Inc.	Payroll		54,575.06	54,575.06
9/30/2009	ADP ACH	ADP, Inc.	Payroll		8,314.11	8,314.11
10/7/2009	ADP ACH	ADP, Inc.	Payroll		101,244.83	101,244.83
10/14/2009	ADP ACH	ADP, Inc.	Payroll		7,852.91	7,852.91
10/21/2009	ADP ACH	ADP, Inc.	Payroll		8,394.28	8,394.28
9/22/2009	ADP ACH	ADP, Inc.	Payroll Garnishments		667.97	667.97
9/21/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		4,649.39	4,649.39
9/22/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		35.35	35.35
9/23/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		1,661.85	1,661.85
9/24/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		1,009.12	1,009.12
9/25/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		2,218.48	2,218.48
9/28/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		2,482.13	2,482.13
10/1/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		3,043.39	3,043.39
10/2/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		1,237.20	1,237.20
10/5/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		125.00	125.00
10/6/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		99.79	99.79
10/8/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		334.27	334.27
10/9/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		991.15	991.15
10/14/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		12,238.03	12,238.03
10/19/2009	ADP ACH	ADP, Inc.	Payroll Manual Checks		12,423.35	12,423.35
9/21/2009	ADP ACH	ADP, Inc.	Payroll Taxes		120.65	120.65
9/24/2009	ADP ACH	ADP, Inc.	Payroll Taxes		40,295.24	40,295.24
10/1/2009	ADP ACH	ADP, Inc.	Payroll Taxes		11,065.10	11,065.10
10/8/2009	ADP ACH	ADP, Inc.	Payroll Taxes		52,920.42	52,920.42
10/15/2009	ADP ACH	ADP, Inc.	Payroll Taxes		9,365.59	9,365.59
10/22/2009	ADP ACH	ADP, Inc.	Payroll Taxes		3,763.79	3,763.79
10/23/2009	ADP ACH	ADP, Inc.	Payroll Taxes		769.90	769.90
9/24/2009	27023077	CITISTREET	401K		128.72	128.72
9/24/2009	27023043	CITISTREET	401K		2,029.91	2,029.91
10/1/2009	27139717	CITISTREET	401K		35.93	35.93
10/1/2009	27139689	CITISTREET	401K		2,972.68	2,972.68
10/8/2009	27233196	CITISTREET	401K		37.69	37.69
10/8/2009	27233166	CITISTREET	401K		901.27	901.27
10/15/2009	27317559	CITISTREET	401K		39.63	39.63
10/15/2009	27317599	CITISTREET	401K		2,784.12	2,784.12
10/22/2009	27411884	CITISTREET	401K		475.28	475.28
10/22/2009	27411918	CITISTREET	401K		41.41	41.41
9/21/2009	26968749	AETNA INC - AETNA NA WEST	Aetna EE - HSA		1,672.25	1,672.25
9/28/2009	27065254	AETNA INC - AETNA NA WEST	Aetna EE - HSA		1,548.50	1,548.50
10/5/2009	27174016	AETNA INC - AETNA NA WEST	Aetna EE - HSA		150.00	150.00
10/9/2009	27248369	AETNA INC - AETNA NA WEST	Aetna EE - HSA		998.50	998.50
10/19/2009	27357902	AETNA INC - AETNA NA WEST	Aetna EE - HSA		280.00	280.00
9/21/2009	26968749	AETNA INC - AETNA NA WEST	Aetna ER - HSA		206.75	206.75
9/28/2009	27065254	AETNA INC - AETNA NA WEST	Aetna ER - HSA		1,354.99	1,354.99
10/5/2009	27174016	AETNA INC - AETNA NA WEST	Aetna ER - HSA		86.55	86.55
10/9/2009	27248369	AETNA INC - AETNA NA WEST	Aetna ER - HSA		645.05	645.05
10/19/2009	27357902	AETNA INC - AETNA NA WEST	Aetna ER - HSA		72.13	72.13
10/2/2009	ACH	AETNA INC - AETNA NA WEST	Aetna FSA		7,382.13	7,382.13
9/22/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		32,951.39	32,951.39
9/23/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		23,075.98	23,075.98
9/25/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		68,981.26	68,981.26
9/28/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		21,662.65	21,662.65
9/29/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		60,851.61	60,851.61
10/1/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		30,525.56	30,525.56
10/2/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		24,160.49	24,160.49
10/5/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		32,731.18	32,731.18
10/7/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		30,070.09	30,070.09
10/8/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		32,839.22	32,839.22

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/9/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		54,176.96	54,176.96
10/13/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		27,108.79	27,108.79
10/14/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		56,309.29	56,309.29
10/15/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		45,755.99	45,755.99
10/16/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		64,903.77	64,903.77
10/20/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		42,794.92	42,794.92
10/21/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		44,364.58	44,364.58
10/22/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		26,336.04	26,336.04
10/5/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Principal		(50.00)	(50.00)
10/1/2009	ACH	BANK OF AMERICA	Revolver & LC Fees		177,719.35	177,719.35
10/15/2009	ACH	BANK OF AMERICA	Analysis Charge		73,098.80	73,098.80
10/6/2009	ACH	BANK OF AMERICA	Revolver - Appraisal Fee		27,956.61	27,956.61
10/5/2009	ACH	BANK OF AMERICA	Revolver - LC Fees		230.00	230.00
9/24/2009	ACH	ACH Tax Payment - 13755	ACH Tax Payment		281.06	281.06
9/25/2009	ACH	ACH Tax Payment - 13755	ACH Tax Payment		17,884.02	17,884.02
9/28/2009	ACH	ACH Tax Payment - 13755	ACH Tax Payment		666.93	666.93
10/20/2009	ACH	ACH Tax Payment - 13755	ACH Tax Payment		244.68	244.68
10/15/2009	ACH	ACH Tax Payment - 13755	ACH Tax Payment		5,000.00	5,000.00
9/21/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		12,650.00	12,650.00
9/21/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		2,082.63	2,082.63
9/30/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		863.81	863.81
10/14/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		29,696.41	29,696.41
9/24/2009	27023084	BANK OF AMERICA	pCard Expenses		128,826.70	128,826.70
10/13/2009	27279331	BANK OF AMERICA	pCard Expenses		2,081.89	2,081.89
10/6/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		1,735.42	1,735.42
10/16/2009	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		19,970.53	19,970.53
10/1/2009	ACH	BANK OF AMERICA	pCard Expenses		20.45	20.45
10/2/2009	27158294	FOCALPOINT SECURITIES	Professional Fees		60,000.00	60,000.00
9/29/2009	27082653	FTI CONSULTING, INC.	Professional Fees		193,682.23	193,682.23
9/29/2009	27082492	GIBSON, DUNN & CRUTCHER	Professional Fees		697,216.54	697,216.54
10/2/2009	27158441	JULANDER BROWN BOLLARD	Professional Fees		9,609.65	9,609.65
9/29/2009	27082716	PACHULSKI, STANG, ZIEHL & JONES	Professional Fees		159,011.47	159,011.47
10/21/2009	N/A	LATHAM & WATKINS	Professional Fees		94,171.53	94,171.53
9/29/2009	27082570	THE ABERNATHY MACGREGOR GROUP	Professional Fees		6,825.89	6,825.89
9/29/2009	27082785	X ROADS	Professional Fees		112,417.68	112,417.68
10/2/2009	27158213	X ROADS	Professional Fees		62,257.23	62,257.23
9/23/2009	26999710	EN POINTE TECHNOLOGIES, INC.	IT Outsourcing		1,000,000.00	1,000,000.00
9/21/2009	ACH	BROADSPIRE	Worker’s Compensation		9,514.97	9,514.97
9/22/2009	ACH	BROADSPIRE	Worker’s Compensation		7,856.10	7,856.10
9/23/2009	ACH	BROADSPIRE	Worker’s Compensation		4,138.22	4,138.22
9/24/2009	ACH	BROADSPIRE	Worker’s Compensation		4,324.69	4,324.69
9/25/2009	ACH	BROADSPIRE	Worker’s Compensation		22,129.18	22,129.18
9/28/2009	ACH	BROADSPIRE	Worker’s Compensation		3,226.10	3,226.10
9/29/2009	ACH	BROADSPIRE	Worker’s Compensation		10,890.27	10,890.27
9/30/2009	ACH	BROADSPIRE	Worker’s Compensation		8,345.02	8,345.02
10/1/2009	ACH	BROADSPIRE	Worker’s Compensation		4,374.07	4,374.07
10/2/2009	ACH	BROADSPIRE	Worker’s Compensation		14,219.36	14,219.36
10/5/2009	ACH	BROADSPIRE	Worker’s Compensation		2,330.82	2,330.82
10/6/2009	ACH	BROADSPIRE	Worker’s Compensation		1,895.52	1,895.52
10/7/2009	ACH	BROADSPIRE	Worker’s Compensation		10,786.44	10,786.44
10/8/2009	ACH	BROADSPIRE	Worker’s Compensation		2,682.26	2,682.26
10/9/2009	ACH	BROADSPIRE	Worker’s Compensation		88,936.12	88,936.12
10/13/2009	ACH	BROADSPIRE	Worker’s Compensation		6,401.98	6,401.98
10/13/2009	ACH	BROADSPIRE	Worker’s Compensation		1,424.08	1,424.08
10/14/2009	ACH	BROADSPIRE	Worker’s Compensation		14,114.93	14,114.93
10/16/2009	ACH	BROADSPIRE	Worker’s Compensation		20,391.63	20,391.63
10/19/2009	ACH	BROADSPIRE	Worker’s Compensation		36,767.37	36,767.37
10/20/2009	ACH	BROADSPIRE	Worker’s Compensation		3,971.31	3,971.31
10/21/2009	ACH	BROADSPIRE	Worker’s Compensation		2,867.12	2,867.12
10/22/2009	ACH	BROADSPIRE	Worker’s Compensation		8,237.87	8,237.87
10/23/2009	ACH	BROADSPIRE	Worker’s Compensation		8,521.29	8,521.29
10/2/2009	27158165	MATRIX	Worker’s Compensation		19,784.21	19,784.21
9/25/2009	27047217	SCHAFFER	Worker’s Compensation		30,465.50	30,465.50
10/2/2009	27158124	SCHAFFER	Worker’s Compensation		21,531.86	21,531.86
10/9/2009	27248355	SCHAFFER	Worker’s Compensation		430.54	430.54
10/16/2009	27337305	SCHAFFER	Worker’s Compensation		34,918.73	34,918.73
10/23/2009	27428014	SCHAFFER	Worker’s Compensation		118.02	118.02
		Voided checks from previous period disbursements			(10,212.06)	(10,212.06)
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	7,275,794.84	$7,275,794.84

0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/25/2009	Balance on Statement:	61,906,380.36

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities  at 10/25/2009

** Intercompany receipt in transit 10/25/2009

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268759	4/9/2009	3,000.00
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
346475	5/15/2009	20.00
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
9225160	6/17/2009	118.05
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
270802	7/2/2009	0.01
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225709	7/16/2009	706.69
9225749	7/16/2009	65.22
743111	7/17/2009	127.68
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
447135	7/31/2009	630.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
4856125	8/14/2009	1,500.00
272081	8/28/2009	1,752.30
347094	8/28/2009	18.00
412176	8/28/2009	100.00
272116	9/1/2009	300.00
272177	9/4/2009	1,332.80
412270	9/10/2009	8,949.00
347173	9/14/2009	300.00
347174	9/14/2009	320.00
347175	9/14/2009	1,500.00
347176	9/14/2009	500.00
347179	9/15/2009	1,000.00
272364	9/18/2009	356.36
272365	9/18/2009	109.50
272366	9/18/2009	2,047.50
272367	9/18/2009	2,055.64
272410	9/22/2009	866.64
272440	9/25/2009	300.00
272458	9/29/2009	675.00
412326	9/29/2009	22.59
412327	9/29/2009	14.94
347227	10/5/2009	2,250.00
412357	10/5/2009	600.00
272503	10/9/2009	165.76
412360	10/9/2009	45.00
412361	10/9/2009	45.00
412362	10/9/2009	45.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
412363	10/9/2009	45.00
412365	10/9/2009	1,388.20
412374	10/9/2009	100.00
412379	10/9/2009	600.00
272520	10/13/2009	269.33
272522	10/13/2009	906.00
272527	10/13/2009	18.00
412384	10/13/2009	100.00
412387	10/13/2009	25.00
272544	10/16/2009	594.00
272545	10/16/2009	3,554.11
347276	10/16/2009	204.00
412395	10/16/2009	2,625.00
412396	10/16/2009	300.00
412399	10/16/2009	25.00
412402	10/16/2009	33.15
412405	10/16/2009	600.00
4265313	10/16/2009	306.51
272548	10/20/2009	961.58
272549	10/20/2009	114.38
347291	10/20/2009	14,685.00
347292	10/20/2009	495.00
412407	10/20/2009	151.00
412408	10/20/2009	50.00
412409	10/20/2009	600.00
412410	10/20/2009	127.25
412411	10/20/2009	300.00
412412	10/20/2009	100.00
412413	10/20/2009	113,839.29
412414	10/20/2009	27.75
412415	10/20/2009	600.00
412416	10/20/2009	820.00
412417	10/20/2009	526.05
412418	10/20/2009	600.00
347300	10/23/2009	1,844.46
272550	10/23/2009	630.00
272551	10/23/2009	79.56
272552	10/23/2009	107.84
272553	10/23/2009	117.15
272554	10/23/2009	25.20
272555	10/23/2009	13.24
272556	10/23/2009	95.25
272557	10/23/2009	800.00
272558	10/23/2009	527.22
272559	10/23/2009	1,640.00
272560	10/23/2009	15.00
272561	10/23/2009	85.13
347293	10/23/2009	324.18
347294	10/23/2009	148.75
347295	10/23/2009	5,126.58
347296	10/23/2009	2,051.26
347297	10/23/2009	129,000.00
347298	10/23/2009	893.10
347299	10/23/2009	75.00
347301	10/23/2009	227.24

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
347302	10/23/2009	750.39
347303	10/23/2009	18.00
347304	10/23/2009	12,600.00
412419	10/23/2009	45.00
412420	10/23/2009	488.61
412421	10/23/2009	1,438.55
412422	10/23/2009	19.58
412423	10/23/2009	3,405.86
412424	10/23/2009	301.95
2939232	10/23/2009	540.00
4265315	10/23/2009	78.75
23105062	10/23/2009	359.01
23105063	10/23/2009	127.71
5057240	10/23/2009	500.00

TOTAL OUTSTANDING CHECKS:			409,719.05

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$61,496,661.31

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		110,768.27

4.	RECEIPTS DURING CURRENT PERIOD:		2,611,086.67

5.	BALANCE:		2,721,854.94

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		2,692,476.94

7.	ENDING BALANCE:		29,378.00

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/21/2009		Transfer to BofA	Paydown revolver loan at BofA	110,768.27
9/24/2009		Transfer to BofA	Paydown revolver loan at BofA	213,555.66
10/1/2009		Transfer to BofA	Paydown revolver loan at BofA	93,399.33
10/6/2009		Transfer to BofA	Paydown revolver loan at BofA	44,264.14
10/7/2009		Transfer to BofA	Paydown revolver loan at BofA	255,000.00
10/13/2009		Transfer to BofA	Paydown revolver loan at BofA	216,589.78
10/14/2009		Transfer to BofA	Paydown revolver loan at BofA	375,497.36
10/15/2009		Transfer to BofA	Paydown revolver loan at BofA	73,525.00
10/19/2009		Transfer to BofA	Paydown revolver loan at BofA	77,630.19
10/21/2009		Transfer to BofA	Paydown revolver loan at BofA	996,581.76
10/22/2009		Transfer to BofA	Paydown revolver loan at BofA	235,645.00
9/21/09 - 10/25/09		Misc Merchants Fees	Bank of America	20.45

			TOTAL DISBURSEMENTS THIS PERIOD:	2,692,476.94
				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		130,721.45

4.	RECEIPTS DURING CURRENT PERIOD:		8,739,268.23

5.	BALANCE:		8,869,989.68

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		8,585,099.89

7.	ENDING BALANCE:		284,889.79

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/21/09 - 10/25/09		Transfer to 27064	Fund daily wires and controlled disbursements	2,722,000.00
9/21/09 - 10/25/09		Transfer to 62795	Fund manual payroll checks	0.00
9/21/09 - 10/25/09		Transfer to 404875	Transfer funds to FHI Investment account	3,230,000.00
9/21/09 - 10/25/09		ADP	Fund payroll expenses	18,648.55
9/21/09 - 10/25/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	496,709.77
9/21/09 - 10/25/09		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	2,117,741.57

			TOTAL DISBURSEMENTS THIS PERIOD:	8,585,099.89
				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		716,586.07

4.	RECEIPTS DURING CURRENT PERIOD:		6,839,786.83

5.	BALANCE:		7,556,372.90

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		7,208,756.11

7.	ENDING BALANCE:		347,616.79

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/21/09 - 10/25/09		Transfer to 27063	Fund daily wires and controlled disbursements	5,000.00
9/21/09 - 10/25/09		Transfer to 62771	Fund manual payroll checks	36,800.00
9/21/09 - 10/25/09		Transfer to 404850	Transfer funds to FEI Investment account	2,000,000.00
9/21/09 - 10/25/09		Transfer to 63587	Transfer to Cash Collateral	484,320.02
9/21/09 - 10/25/09		ADP	Fund payroll expenses	282,761.25
9/21/09 - 10/25/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	3,248,382.64
9/21/09 - 10/25/09		Controlled Disbursement	Clearing checks through controlled disbursement account	1,151,492.20

			TOTAL DISBURSEMENTS THIS PERIOD:	7,208,756.11
				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD:	3,176,776.51

5.	BALANCE:	3,176,776.51

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,176,776.51

7.	ENDING BALANCE:	0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/30/2009		Transfer to 63587	Revolver Advance to Cash Collateral
10/7/2009		Transfer to 63587	Revolver Advance to Cash Collateral
9/21/2009		Transfer to 27063	Revolver Advance to Main FHI	110,768.27
9/24/2009		Transfer to 27063	Revolver Advance to Main FHI	213,555.66
10/6/2009		Transfer to 27063	Revolver Advance to Main FHI	16,077.53
10/7/2009		Transfer to 27063	Revolver Advance to Main FHI	255,000.00
10/8/2009		Transfer to 27063	Revolver Advance to Main FHI	400,000.00
10/13/2009		Transfer to 27063	Revolver Advance to Main FHI	216,589.78
10/14/2009		Transfer to 27063	Revolver Advance to Main FHI	375,497.36
10/15/2009		Transfer to 27063	Revolver Advance to Main FHI	73,525.00
10/19/2009		Transfer to 27063	Revolver Advance to Main FHI	77,630.19
10/21/2009		Transfer to 27063	Revolver Advance to Main FHI	902,410.23
10/22/2009		Transfer to 27063	Revolver Advance to Main FHI	235,645.00
10/1/2009		Bank of America	Interest & LC Fee	177,719.35
10/5/2009		Bank of America	LC Fee	230.00
10/6/2009		Bank of America	Legal Fee	27,956.61
10/21/2009		Latham & Watkins	Legal Fee	94,171.53

			TOTAL DISBURSEMENTS THIS PERIOD:	3,176,776.51

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	35,046,584.82

4.	RECEIPTS DURING CURRENT PERIOD:	552,923.96

5.	BALANCE:	35,599,508.78

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,214,320.02

7.	ENDING BALANCE:	32,385,188.76

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
10/7/2009		Transfer to 27063	Fund wire transfers & controlled disbursements	2,730,000.00
10/9/2009		Transfer to 27063	Fund wire transfers & controlled disbursements	400,000.00
10/1/2009		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	84,320.02

			TOTAL DISBURSEMENTS THIS PERIOD:	3,214,320.02

I. CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	12,929,766.98

4.	RECEIPTS DURING CURRENT PERIOD:	3,230,107.21

5.	BALANCE:	16,159,874.19

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,650,000.00

7.	ENDING BALANCE:	12,509,874.19

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
9/21/2009		Transfer to 27063	Fund daily wires and disbursements	150,000.00
9/22/2009		Transfer to 27063	Fund daily wires and disbursements	1,500,000.00
9/28/2009		Transfer to 27063	Fund daily wires and disbursements	400,000.00
9/30/2009		Transfer to 27063	Fund daily wires and disbursements	200,000.00
10/1/2009		Transfer to 27063	Fund daily wires and disbursements	200,000.00
10/2/2009		Transfer to 27063	Fund daily wires and disbursements	200,000.00
10/5/2009		Transfer to 27063	Fund daily wires and disbursements	100,000.00
10/9/2009		Transfer to 27063	Fund daily wires and disbursements	400,000.00
10/19/2009		Transfer to 27063	Fund daily wires and disbursements	500,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	3,650,000.00

I. CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	1,651,618.41

4.	RECEIPTS DURING CURRENT PERIOD:	2,000,015.97

5.	BALANCE:	3,651,634.38

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	1,300,000.00

7.	ENDING BALANCE:	2,351,634.38

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/29/2009		Transfer to 27064	Fund daily wires and disbursements	1,300,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,300,000.00

I. CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	7,651.15

4.	RECEIPTS DURING CURRENT PERIOD:	36,800.00

5.	BALANCE:	44,451.15

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	40,388.76

7.	ENDING BALANCE:	4,062.39

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/21/2009	9301349		Manual Payroll Check	291.16
9/21/2009	9301391		Manual Payroll Check	1,445.53
9/21/2009	9301410		Manual Payroll Check	898.45
9/21/2009	9301413		Manual Payroll Check	1,546.50
9/21/2009	9301415		Manual Payroll Check	467.75
9/22/2009	9301407		Manual Payroll Check	4.29
9/22/2009	9301408		Manual Payroll Check	31.06
9/24/2009	9301418		Manual Payroll Check	631.66
9/24/2009	9301420		Manual Payroll Check	57.47
9/24/2009	9301421		Manual Payroll Check	256.16
9/25/2009	9301417		Manual Payroll Check	1,829.94
9/25/2009	9301419		Manual Payroll Check	388.54
9/28/2009	9301405		Manual Payroll Check	2,482.13
10/1/2009	9301423		Manual Payroll Check	436.11
10/1/2009	9301426		Manual Payroll Check	2,607.28
10/2/2009	9301425		Manual Payroll Check	371.33
10/2/2009	9301427		Manual Payroll Check	691.99
10/2/2009	9301428		Manual Payroll Check	173.88
10/5/2009	9301336		Manual Payroll Check	125.00
10/9/2009	9301429		Manual Payroll Check	460.65
10/9/2009	9301430		Manual Payroll Check	530.50
10/14/2009	9301431		Manual Payroll Check	12,238.03
10/19/2009	9301422		Manual Payroll Check	12,423.35

			TOTAL DISBURSEMENTS THIS PERIOD:	40,388.76

I. CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:	861.08

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	861.08

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	699.79

7.	ENDING BALANCE:	161.29

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/6/2009	9203356		Manual Payroll Check	99.79
10/7/2009		Transfer to 27064	Fund daily wires and disbursements	600.00

			TOTAL DISBURSEMENTS THIS PERIOD:	699.79

I. CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	350,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	$4,534.48

5.	BALANCE:	354,534.48

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	$354,534.48

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	2,000,000.00

4.	RECEIPTS DURING CURRENT PERIOD:	$25,963.77

5.	BALANCE:	2,025,963.77

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	$2,025,963.77

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	200,000.00

4.	RECEIPTS DURING CURRENT PERIOD:	1,330.07

5.	BALANCE:	201,330.07

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	201,330.07

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	2,000,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	2,000,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	2,000,000.00

7.	ENDING BALANCE:	0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

10/14/2009		Transfer to 27064	Fund daily wires and disbursements	2,000,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	2,000,000.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	100,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	100,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	100,000.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

P. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	1,000,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	1,000,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	1,000,000.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

P. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I. CASH RECEIPTS AND DISBURSEMENTS

P. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	16,746.45

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	16,746.45

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	16,746.45

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

II.A. STATUS OF PAYMENTS TO LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$—
AT&T	Computer	Monthly	0	—
AT&T	Telephone	Monthly	0	—
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	8	3,008.00
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	8	3,650.40
Court Square Leasing	Office Equipment	Monthly	8	1,387.93
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Office Equipment and Forklift	Monthly	1 - 8	33,437.33
Dugdale Comm	Telephone	Monthly	8	3,583.60
Embarq	Computer	Monthly	0	—
GE Capital	Forklift	Monthly	8	9,502.92
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	—
OneSource Office Solutions LLC	Office Equipment	Monthly	0	—
Pacific Office Automation	Office Equipment	Monthly	1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0 - 8	5,034.24
Pitney Bowes	Postage Meter	Quarterly	0 - 3	1,278.87
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	8	36,800.00
Rubu, LLC	Property	Monthly	2	2,500.00
Ryder	Trucks	Monthly	0	—
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	1,228.39
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$135,630.60

II.B. STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		3
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		3
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		3
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		3
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		3
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
Total Cash Interest Due					$3,606,818.52

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$1,604,752.72

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

	TOTAL DUE:	5,211,571.24

II.C. STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

TOTAL DUE:					0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:		09/21/2009-10/25/2009
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	505,985.42

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$267,449.83		$27,905.28
31 - 60 days	5,068.94
61 - 90 days	225,143.96
91 - 120 days	396,019.87		32,705.26
Over 120 days		7,260,718.18	1,251,828.17
TOTAL:	893,682.60	7,260,718.18	1,312,438.71

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
D&O	Allied World Assurance	$10,000,000	1/19/2010	1/19/2010
D&O	Beazley Insurance Company Ltd.	$10,000,000	1/19/2010	1/19/2010
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2010
Non-Subscriber	Lexington Insurance Company	$2,000,000	Cancelled
Non-Subscriber	Lexington Insurance Company	$1,000,000	Cancelled
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Lexington	$5,000,000	Not Renewed
Products	Gibraltar	$1,200,000	Not Renewed
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Cancelled
WC	Hartford (Guaranteed Cost)	Statutory	10/1/2009	12/31/2009
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		299,850.00		299,850.00	—

*                 Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$5,000.00
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$32,500.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	Oct. 25, 2009	Mar 09, 2009

ASSETS
Cash and cash equivalents	$17,939	$23,986
Restricted Cash	46,379	650
Market investments	21,119	17,563
Receivables	8,007	33,994
Inventories	122	90,983
Deferred taxes	—	—
Assets of discontinued operations	—	—
Other current assets	5,813	13,561
Total Current Assets	99,379	180,737

Property, plant and equipment, net	63,069	130,044
Deferred taxes	—	—
Cash value of company-owned life insurance	—	4,016
Goodwill	—	—
Other Assets	19,632	31,716
TOTAL ASSETS	$182,080	$346,514

POST PETITION LIABILITIES
Accounts payable	$894
Employee compensation and benefits	(814)
Product warranty reserve	—
Insurance reserves	238
Accrued Interest	8,266
Liabilities of discontinued operations	—
Short-term borrowings	1,675
Other current liabilities	954
Deferred compensation and retirement benefits	4
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	8,987
Other long-term borrowings	8
Other non-current liabilities	(84)
TOTAL POST PRETITION LIABILITIES	$20,128

PRE PETITION LIABILITIES
Accounts payable	$10,270	$10,036
Employee compensation and benefits	7,384	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	22,015	39,837
Accrued Interest	13,745	13,745
Liabilities of discontinued operations	—	—
Short-term borrowings	311	311
Other current liabilities	18,649	25,584
Deferred compensation and retirement benefits	9,015	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,731	27,731
Other non-current liabilities	4,520	12,894
TOTAL PRE PRETITION LIABILITIES	$337,456	$417,953

TOTAL LIABILITIES	$357,584

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(799,770)	(695,389)
Accumulated other comprehensive loss	(1,448)	(1,422)
	(175,504)	(71,439)
TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$182,080	$346,514

Note 1:  Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $25.2 million and liabilities of $22.9 million.

Note 2:  Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Sep	Oct

SALES
Gross sales	99,677	—
Intercompany sales	—	—
Sales discounts and allowances	631,163	—
NET SALES	733,886	585

COST OF GOODS SOLD
Beginning Inventory at cost	234,504	120,342
Purchases	(136,667)	213,773
Less: Ending Inventory at cost	120,342	119,656
TOTAL MATERIALS COST	(22,504)	214,458

OPERATING EXPENSES
Payroll - Insiders	125,308	125,308
Payroll - Other Employees	(3,830,243)	312,553
Payroll Taxes	70,458	17,733
Other Taxes (Itemize)	(1,870)	83
Depreciation and Amortization	—	—
Rent Expense - Real Property	167,478	10,123
Lease Expense - Personal Property	4,487	41,163
Insurance	(2,850,721)	1,525,326
Real Property Taxes	198,264	106,035
Telephone and Utilities	66,674	118,098
Repairs and Maintenance	50,656	132,455
Travel and Entertainment (Itemized - Attachment)	5,288	8,215
Miscellaneous Operating Expenses (Itemized - See Attachment)	2,894,960	2,490,686
TOTAL OPERATING EXPENSES	(3,099,261)	4,887,779

INCOME/(LOSS) FROM OPERATIONS	3,855,651	(5,101,652)

NON-OPERATING INCOME
Interest Income	941	40,920
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	62,019	113
Investment Income - Management Fees	21,714	27,401
TOTAL NON-OPERATING INCOME	129,132	112,893

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	218,742	248,838
Long Term Interest Expense - B of A	509,621	81,433
Long Term Interest Expense - CTPS	10,430,371	835,687
Long Term Interest Expense - Miscellaneous	4,644	—
TOTAL NON-OPERATING EXPENSES	12,749,477	2,752,059

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES	—	—

NET INCOME (LOSS)	(8,733,916)	(7,740,819)

MISCELLANEOUS - OTHER SCHEDULE

	Actual FY10	Actual FY10
	Sep	Oct

4000 SALES	733,886	585
5100 MATERIALS	(22,504)	214,458
OPERATING INCOME (LOSS)	3,855,651	(5,101,652)
TOTAL OPERATING EXPENSES	(3,099,261)	4,887,779
5219 APPLIED LABOR	6,768	12,970
5290 INVENTORY CHANGE	—	—
DIRECT LABOR - OTHER	6,768	12,970
5301 LABOR OVERHEAD	—	—
5320 SUPPLIES & SERVICE-VARIABL	(1,639)	3,093
5360 OTHER MANUF COSTS-VARIABLE	—	1,900
5390 APPLIED MFG OHD-VARIABLE	—	—
5500 + 5600 SHIPPING, HANDLING, INSTALLATION	(124,687)	(42,522)
6110 PROMOTIONS - VARIABLE	(25,716)	(28,620)
6120 FINANCING EXPENSES-VARIABLE	3,575	4,831
6140 ADVERTISING - VARIABLE	—	—
6160.XXX MISC SELLING EXP - VARIABLE	—	(423)
6301 DEALER SUPPORT - FIXED	—	—
6310 ADVERTISING FIXED	—	—
6340.XXX NATIONAL ADVERTISING-FIXED	—	—
ADVERTISING	(22,142)	(24,212)
6459 DEALER REPURCHASES	—	—
6468.XXX REPURCHASE COSTS	(47,754)	—
REPURCHASE COSTS	(47,754)	—
6482.XXX SUBSCRIPTIONS	—	—
6484 MEETINGS/SPECIAL EVENTS	—	—
6486.XXX OUTSIDE CONSULTING	—	—
6491.XXX OFFICE SUPPLIES EXP	—	—
6942.XXX SVC SUPPLIES	—	252
6494 PHOTOCOPY CHARGES	—	—
6495 EXPEDITED SHIPMENTS	154	304
6496 POSTAGE	—	—
7526.XXX OFFICE SUPPLIES	—	—
8421.XXX COMMU-LOCAL REMOTE/LINES	71,017	72,071
8426.XXX OFFFICE SUPPLIES	1,829	656
8431.XXX PHOTOCOPY CHARGES	504	291
8584 ADP PROCESSING FEES	18,463	93,097
OFFICE EXPENSES	91,967	166,672
6600 WARRANTY & SERVICE EXPENSES	29,260	1,098,128
7211.XXX MATERIAL	54	72
8360 EXTERNAL LABOR-FIXED	1,854,264	1,802,162
8448.XXX AUDIT FEES	20,000	33,099
7549.xxx Legal Expense-General	—	—
8449.XXX LEGAL EXP-GENERAL	60,683	113,364
8458 UNIT REPLACEMENT COST	—	—
LEGAL EXPENSES	60,683	113,364
8553 PUBLIC RELATIONS	—	—
8555 REGIST & TRANSFER FEES	—	4,112
PUBLIC COMPANY EXPENSES	—	4,112
8590.XXX GAIN/LOSS-CURRENCY	(11,587)	(19,694)
8625.XXX GAIN/LOSS SALE-FXD ASSET	2,471,716	(90,039)
8715.XXX CENTURY TRUST INSUR-JC	115,664	(212,079)
8722.XXX COLI BENEFIT PLN FUNDING	—	—
INSURANCE - CHANGE IN CSV	115,664	(212,079)
8870 IDLE FACIL-OTHER-FIXED	(4,722)	—
OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	1,966,130	2,847,027
MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	928,829	(356,341)
TOTAL ‘OTHER’ OPERATING EXPENSES	2,894,960	2,490,686

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Sep	Oct

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	150	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	500	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	4,638	8,215
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$5,288	$8,215

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

		☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A draft of the disclosure statement was prepared along with assisting the credit committee with developing a plan.

4.	Describe potential future developments which may have a significant impact on the case:
Nothing significant

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
See Exhibit A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Principal for Debtor-in-Possession:

Date:

EXHIBIT A

RICHARD T. EGGER, Bar No. 162581	FILED & ENTERED
Richard.Egger@bbklaw.com
JOSEPH M. WELCH, Bar No. 259308	OCT 21 2009
Joseph.Welch@bbklaw.com
BEST BEST & KRIEGER LLP	CLERK U.S. BANKRUPTCY COURT
3500 Porsche Way	Central District of California
Suite 200	BY Hallock DEPUTY CLERK
Ontario, CA 91764
Telephone:(909) 989-8584
Facsimile:(909) 944-1441

Prepared by

Attorneys for Movant

MORGAN BUILDINGS & SPAS, INC.

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	Case No. 6:09-bk-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.,	Chapter 11

[Jointly Administered]
Debtor,
AGREED ORDER GRANTING RELIEF FROM AUTOMATIC STAY AS TO LITIGATION IN TEXAS COURT BY MORGAN BUILDINGS & SPAS, INC.

LAW OFFICES OF

BEST BEST & KRIEGER LLP

3500 PORSCHE WAY, SUITE 200

ONTARIO, CA 91764

ORDER

Upon consideration of the motion (“the Motion”) of Morgan Buildings & Spas, Inc. (“Morgan”) for relief from the automatic stay to pursue the lawsuit entitled Morgan Buildings & Spas, Inc. v. Fleetwood Homes of Texas, L.P. and Fleetwood Homes of Georgia, Inc. d/b/a Fleetwood Homes, and Fidelity and Deposit Company of Maryland, pending as case number 08-13085 in B-44th Judicial District, Dallas County, Texas (the “Texas lawsuit”), and upon consideration of the supporting papers and evidence submitted by Morgan, the files and records in these cases, and upon the arguments presented at a hearing before the Court on September 16, 2009, and upon this Agreed Order, and any objections to the Motion having been withdrawn or overruled on the merits; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided; and it appearing that no other or further notice need be provided; and the Court having determined that the legal and factual bases set forth in the Motion establish cause for the relief granted herein; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefore,

IT IS HEREBY ORDERED THAT

1.             The motion is granted as set forth in this order.

2.             The automatic stay that has been in place since March 10, 2009, (the “Petition Date”), is lifted effective on October 15, 2009 in order to allow Morgan to fully prosecute the Texas lawsuit through trial and final judgment including any post-trial motions or appeal, and to allow the Debtors Fleetwood Homes of Texas, L.P. and Fleetwood Homes of Georgia, Inc. (collectively “Fleetwood Homes”) to defend the Texas lawsuit through trial and final judgment, including any post-trial motions or appeal and to allow Fleetwood Homes to fully prosecute their claims asserted in the Texas lawsuit against Morgan through trial and final judgment including any post-trial motions or appeal and to allow Morgan to defend the claims asserted against it in the Texas lawsuit through trial and final judgment, including any post-trial motions or appeal.

AGREED ORDER GRANTING RELIEF FROM

AUTOMATIC STAY

3.             The trial of the Texas lawsuit may proceed in Texas State District Court, pursuant to the orders and rulings of that court, however, based on the claim(s) filed by Morgan against Fleetwood Homes in this Court, Morgan has waived its right to a jury trial as to its claims against Fleetwood Homes and Fleetwood Homes waive their right to jury and the trial of the Texas lawsuit shall proceed in the Texas State District Court as a non jury trial.

4.             Any judgment obtained by Morgan against either Fleetwood Homes of Texas, L.P. or Fleetwood Homes of Georgia, Inc. shall be solely for the purpose of liquidating Morgan’s claims filed in the bankruptcy cases of Fleetwood Homes of Texas, L.P. and Fleetwood Homes of Georgia, Inc.

5.             Morgan shall not take any step to enforce any judgment as to Fleetwood Homes or their bankruptcy estates, without first returning to this Bankruptcy Court.

6.             Morgan may take steps to enforce any judgment as to Fidelity and Deposit Company of Maryland as are authorized under Texas law, or any other law, without returning to this Bankruptcy Court.

7.             This Court shall retain jurisdiction with respect to any dispute between Morgan and Fleetwood Homes or their bankruptcy estates arising from or related to the implementation of this Order.

8.             This Order shall remain binding and effective notwithstanding any conversion of the above referenced cases to any Chapter under Title 11 of the United States Code;

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9.             The ten day stay described by Bankruptcy Rule 4001(a)(3) is waived.

IT IS SO ORDERED.

###

DATED: October 21, 2009	United States Bankruptcy Judge

3

In re: FLEETWOOD ENTERPRISES, INC.	CHAPTER: 11

Debtor(s).	CASE NUMBER: 6:09-bk-14254-MJ

NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I. Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.

PROOF OF SERVICE OF DOCUMENT

I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is:

3500 Porsche Way, Suite 200, Ontario, CA 91764

A true and correct copy of the foregoing document described AGREED ORDER GRANTING RELIEF FROM AUTOMATIC STAY AS TO LITIGATION IN TEXAS COURT BY MORGAN BUILDINGS & SPAS, INC.  will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below:

I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) – Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On October 19, 2009 checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:

SEE ATTACHED LIST

☒   Service information continued on attached page

II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL(indicate method for each person or entity served):

On October 19, 2009 I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.

BY U.S. MAIL

Fleetwood Enterprises, Inc.

3125 Myers Street

Riverside, CA 92513

☐ Service information continued on attached page

III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on October 19, 2009 I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.

BY PERSONAL DELIVERY

Honorable Meredith A. Jury

U.S. Bankruptcy Court, Riverside Division

3420 Twelfth Street

Riverside, CA 92501-3819

☐ Service information continued on attached page

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

October 19, 2009	Cheryl A. Madaris	/s/
Date	Type Name	Signature

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009

I. TO BE SERVED VIA NOTICE OF ELECTRONIC FILING (“NEF”)

K Alper aalper@frandzel.com, efiling@frandzel.com;ekidder@frandzel.com

Hilary L Barnes hilary.barnes@quarles.com, sybil.aytch@quarles.com

John J Bingham jbingham@dgdk.com

Mark S Blackman MBlackman@AlpertBarr.Com

William C Bollard eal@jbblaw.com

Timothy Bortz tbortz@state.pa.us

John A Boyd fednotice@tclaw.net

Andrew W Caine acaine@pszyjw.com

Craig C Chiang cchiang@buchalter.com

Louis J Cisz lcisz@nixonpeabody.com

Fred M Cohen fmcbktaxlaw@hotmail.com

Peter A Davidson pdavidson@ecjlaw.com

Caroline Djang crd@jmbm.com

Richard T Egger richard.egger@bbklaw.com

Donald L Gaffney dgaffney@swlaw.com

Jeffrey K Garfinkle bkgroup@buchalter.com, jgarfinkle@buchalter.com

Matthew B George mbg@girardgibbs.com

Jeffrey T Gwynn jgwynn@gwynn-law.com

Michael J Heyman michael.heyman@klgates.com

Mark D Houle mark.houle@pillsburylaw.com

Sophie A Hubscher sophie@korperlemonlaw.com

Jay W Hurst jay.hurst@oag.state.tx.us

Yale K Kim ykim@allenmatkins.com

Solmaz Kraus skraus@gibsondunn.com, skraus@gibsondunn.com

Mary D Lane mlane@pszjlaw.com

Daniel C Lapidus dan@lapiduslaw.com

Matthew A Lesnick matt@lesnicklaw.com

Elizabeth A Lossing elizabeth.lossing@usdoj.gov

Donald K Ludman dludman@brownconnery.com

Gregory O Lunt gregory.lunt@lw.com

Rose D Manos manos@nexsenpruet.com

Rose D Manos rmanos@nexsenpruet.com

Frank F McGinn ffm@bostonbusinesslaw.com

David W. Meadows david@davidwmeadowslaw.com

Craig Millet cmillet@gibsondunn.com, pcrawford@gibsondunn.com;cmillet@gibsondunn.com

Christopher Minier becky@ringstadlaw.com

Byron Z Moldo bmoldo@ecjlaw.com, tmelendez@ecjlaw.com

John D Monte montelaw@earthlink.net

C Daniel Motsinger cmotsinger@kdlegal.com

Randy P Orlik rorlik@coxcastle.com

Todd L Padnos tpadnos@dl.com, dkennedy@dl.com;sholstrom@dl.com;rkeenan@dl.com;tboothe@dl.com

Leo D Plotkin lplotkin@lsl-la.com, dsmall@lsl-la.com

David M Poitras dpoitras@jmbm.com

Kimberly A Posin kim.posin@lw.com

Samuel Price sprice@donahoeyoung.com

Hamid R Rafatjoo hrafatjoo@pszjlaw.com, hrafatjoo@pszjlaw.com

Michael Reed kmorriss@mvbalaw.com, dgibson@mvbalaw.com;dgoff@mvbalaw.com

Jeffrey H. Reeves jreeves@gibsondunn.com

Michael B Reynolds mreynolds@swlaw.com, kcollins@swlaw.com

Martha E Romero Romero@mromerolawfirm.com

Diane W Sanders austin.bankruptcy@publicans.com

Mark C Schnitzer mschnitzer@rhlaw.com

Pamela E Singer psinger@pszjlaw.com, ksuk@pszjlaw.com

Howard Steinberg hsteinberg@irell.com, awsmith@irell.com

United States Trustee (RS) ustpregion16.rs.ecf@usdoj.gov

Anne A Uyeda auyeda@gibsondunn.com

Madeleine C Wanslee mwanslee@gustlaw.com, rstein@gustlaw.com

Michael D Warner echou@warnerstevens.com

Martha A Warriner mwarriner@rhlaw.com

Sharon Z Weiss sweiss@richardsonpatel.com

Elizabeth Weller dallas.bankruptcy@publicans.com

Rebecca J Winthrop winthropr@ballardspahr.com

NOTE TO USERS OF THIS FORM:

1)     Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.

2)     The title of the judgment or order and all service information must be filled in by the party lodging the order.

3)     Category I, below: The United States trustee and case trustee (if any) will always be in this category.

4)     Category II, below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled (specify) AGREED ORDER GRANTING RELIEF FROM AUTOMATIC STAY AS TO LITIGATION IN TEXAS COURT BY MORGAN BUILDINGS & SPAS, INC.                                                                                                 was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) – Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of                                                    , the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.

☐ Service information continued on attached page

II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

☐ Service information continued on attached page

III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

☐ Service information continued on attached page

American LegalNet, Inc

I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)

K Alper aalper@frandzel.com, efiling@frandzel.com;ekidder@frandzel.com

Hilary L Barnes hilary.barnes@quarles.com, sybil.aytch@quarles.com

John J Bingham jbingham@dgdk.com

Mark S Blackman MBlackman@AlpertBarr.Com

William C Bollard eal@jbblaw.com

Timothy Bortz tbortz@state.pa.us

John A Boyd fednotice@tclaw.net

Andrew W Caine acaine@pszyjw.com

Craig C Chiang cchiang@buchalter.com

Louis J Cisz lcisz@nixonpeabody.com

Fred M Cohen fmcbktaxlaw@hotmail.com

Peter A Davidson pdavidson@ecjlaw.com

Caroline Djang crd@jmbm.com

Richard T Egger richard.egger@bbklaw.com

Donald L Gaffney dgaffney@swlaw.com

Jeffrey K Garfinkle bkgroup@buchalter.com, jgarfinkle@buchalter.com

Matthew B George mbg@girardgibbs.com

Jeffrey T Gwynn jgwynn@gwynn-law.com

Michael J Heyman michael.heyman@klgates.com

Mark D Houle mark.houle@pillsburylaw.com

Sophie A Hubscher sophie@korperlemonlaw.com

Jay W Hurst jay.hurst@oag.state.tx.us

Yale K Kim ykim@allenmatkins.com

Solmaz Kraus skraus@gibsondunn.com, skraus@gibsondunn.com

Mary D Lane mlane@pszjlaw.com

Daniel C Lapidus dan@lapiduslaw.com

Matthew A Lesnick matt@lesnicklaw.com

Elizabeth A Lossing elizabeth.lossing@usdoj.gov

Donald K Ludman dludman@brownconnery.com

Gregory O Lunt gregory.lunt@lw.com

Rose D Manos manos@nexsenpruet.com

Rose D Manos rmanos@nexsenpruet.com

Frank F McGinn ffm@bostonbusinesslaw.com

David W. Meadows david@davidwmeadowslaw.com

Craig Millet cmillet@gibsondunn.com, pcrawford@gibsondunn.com;cmillet@gibsondunn.com

Christopher Minier becky@ringstadlaw.com

Byron Z Moldo bmoldo@ecjlaw.com, tmelendez@ecjlaw.com

John D Monte montelaw@earthlink.net

C Daniel Motsinger cmotsinger@kdlegal.com

Randy P Orlik rorlik@coxcastle.com

Todd L Padnos tpadnos@dl.com, dkennedy@dl.com;sholstrom@dl.com;rkeenan@dl.com;tboothe@dl.com

Leo D Plotkin lplotkin@lsl-la.com, dsmall@lsl-la.com

David M Poitras dpoitras@jmbm.com

Kimberly A Posin kim.posin@lw.com

Samuel Price sprice@donahoeyoung.com

Hamid R Rafatjoo hrafatjoo@pszjlaw.com, hrafatjoo@pszjlaw.com

Michael Reed kmorriss@mvbalaw.com, dgibson@mvbalaw.com;dgoff@mvbalaw.com

Jeffrey H. Reeves jreeves@gibsondunn.com

Michael B Reynolds mreynolds@swlaw.com, kcollins@swlaw.com

Martha E Romero Romero@mromerolawfirm.com

Diane W Sanders austin.bankruptcy@publicans.com

Mark C Schnitzer mschnitzer@rhlaw.com

Pamela E Singer psinger@pszjlaw.com, ksuk@pszjlaw.com

Howard Steinberg hsteinberg@irell.com, awsmith@irell.com

United States Trustee (RS) ustpregion16.rs.ecf@usdoj.gov

Anne A Uyeda auyeda@gibsondunn.com

Madeleine C Wanslee mwanslee@gustlaw.com, rstein@gustlaw.com

Michael D Warner echou@warnerstevens.com

Martha A Warriner mwarriner@rhlaw.com

Sharon Z Weiss sweiss@richardsonpatel.com

Elizabeth Weller dallas.bankruptcy@publicans.com

Rebecca J Winthrop winthropr@ballardspahr.com